THE ALGER INSTITUTIONAL FUNDS

                        SUPPLEMENT DATED OCTOBER 11, 2005
                                     TO THE
                PROSPECTUSES OF THE FUNDS DATED FEBRUARY 18, 2005


The following information will supercede or supplement certain information in the Funds' Prospectuses.

The following information supercedes the description of the portfolio managers of the Alger Socially Responsible Growth Institutional Fund and the Alger Capital Appreciation Institutional Fund on page 12 of both of the Funds' Prospectuses (Class I Shares and Class R Shares):

         Patrick Kelly is the sole portfolio manager of the Capital Appreciation Fund and the Socially Responsible Fund.


Teresa McRoberts is no longer with Fred Alger Management, Inc.